SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported) June
                                   15, 1999.

                                OMI Trust 1998-D
           -------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Pennsylvania               333-31441                 Application filed
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission                 (IRS Employer
     of incorporation)           File Number)               Identification No.)

     c/o Chase Manhattan Trust Co.
     Global Trust
     Attention:  Judy Wisniewskie
     One Liberty Place, Suite 5520
     1650 Market Street
     Philadelphia, Pennsylvania                             19103
   ----------------------------------------------------------------
     (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (215) 988-1322

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1998-D

                                    FORM 8-K


ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

             Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

             Not Applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not Applicable.

ITEM 5.      OTHER EVENTS.

         OMI Trust 1998-D (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-D (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on June 15, 1999. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

         20.1Monthly Remittance Report relating to the Distribution Date occurring on June 15, 1999.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          OMI TRUST 1998-D, Registrant

                            By:  Oakwood Acceptance Corporation,
                                   as servicer


June 23, 1999
                          ------------------------
                               Douglas R. Muir
                               Vice President

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages
                                                               --------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on June 15, 1999.......................................

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                        May-99

                    Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------------------------
Beginning                                                                                                       Ending
Principal                  Scheduled           Prepaid              Liquidated           Contracts              Principal
Balance                    Principal           Principal            Principal            Repurchased            Balance
-----------------------------------------------------------------------------------------------------------------------------------


            293,098,981.10         (344,611.09)         (994,482.08)         (873,119.71)              0.00         290,886,768.22
===================================================================================================================================


                                                                                                        REPORT DATE: June 7, 1999
                                                                                                        POOL REPORT #        8
                                                                                                        Page 1 of 6



Scheduled                               Scheduled                                Amount
Gross             Servicing             Pass Thru             Liquidation        Available for     Limited             Total
Interest          Fee                   Interest              Proceeds           Distribution      Guarantee           Distribution
------------------------------------------------------------------------------------------------------------------------------------


      2,348,288.85         244,249.15          2,104,039.70         637,193.82      4,324,575.84            0.00       4,324,575.84
====================================================================================================================================



                               Certificate Account
------------------------------------------------------------------------------------------------------------------------------------

        Beginning                          Deposits                                            Investment               Ending
         Balance                Principal            Interest          Distributions            Interest               Balance
------------------------------------------------------------------------------------------------------------------------------------

           1,321,598.93        2,200,677.10         2,268,520.51        (4,486,743.23)              3,358.98           1,307,412.29
====================================================================================================================================


                        P&I Advances at Distribution Date
-----------------------------------------------------------------------------------

       Beginning              Recovered            Current            Ending
        Balance               Advances             Advances           Balance
-----------------------------------------------------------------------------------


           1,431,872.63          1,406,991.14       1,843,166.99      1,868,048.48
===================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                May-99

Class B Crossover Test                                                                 Test Met?
---------------------------------------------------------------                     ---------------

(a) Remittance date on or after May 2003                                                  N

(b) Average 60 day Delinquency rate <=        5%                                          Y

(c) Average 30 day Delinquency rate <=        7%                                          Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                May 2003- Oct 2004            7%                                          N
                Nov 2004-Oct 2005             8%                                          N
                Nov 2005 and thereafter       9%                                          N



(e) Current realized loss ratio <=            2.75%                                       Y

(f) Does Subordinated Certificate percentage equal or
     exceed                                   41.126%
     of Pool Scheduled Principal Balance

                Beginning Adj M balances                              36,734,000.00
                Beginning Adj B-1 balance                             12,777,000.00
                Beginning Adj B-2 balance                             25,554,561.00
                                                               ---------------------
                                                                      75,065,561.00
                                                               ---------------------
                Divided by beginning pool
                balance                                              293,098,981.10
                                                                            25.611%       N

                        REPORT DATE: June 7, 1999
                        POOL REPORT #        8

                        Page 2 of 6

Average 60 day delinquency ratio:

                              Over 60s            Pool Balance            %
                        --------------------------------------------------------

Current Mo                      9,674,597.90          293,098,981.10    3.30%
1st Preceding Mo                8,480,907.96          295,214,849.87    2.87%
2nd Preceding Mo                7,455,267.26          297,762,632.78    2.50%
                                                          Divided by      3
                                                                     -----------
                                                                        2.89%
                                                                     ===========

Average 30 day delinquency ratio:


                              Over 30s            Pool Balance            %
                        --------------------------------------------------------

Current Mo                     15,950,029.12          293,098,981.10    5.44%
1st Preceding Mo               14,544,966.20          295,214,849.87    4.93%
2nd Preceding Mo               11,579,115.39          297,762,632.78    3.89%
                                                          Divided by      3
                                                                     -----------
                                                                        4.75%
                                                                     ===========

Cumulative loss ratio:

                           Cumulative losses              887,201.55
                                             ------------------------
Divided by Initial Certificate Principal              319,423,713.00    0.278%
                                                                     ===========



Current realized loss ratio:
                        Liquidation                   Pool
                               Losses                Balance
                        ---------------------------------------------

Current Mo                        235,925.89          293,098,981.10
1st Preceding Mo                  153,692.47          295,214,849.87
2nd Preceding Mo                  273,794.77          297,762,632.78
                                  663,413.13          295,358,821.25    0.898%
                                                                     ===========

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                       May-99

                                                                     Delinquency Analysis

                                          31 to 59 days                     60 to 89 days              90 days and Over
          No. of    Principal                          Principal                  Principal                   Principal
          Loans     Balance              #             Balance           #        Balance            #        Balance
          ----------------------------------------------------------------------------------------------------------------------
Non-Repos     6,298       285,972,667.74           151      5,914,832.33       60       2,511,695.36       59      2,609,400.95

    Repos       137         4,914,100.48             9        360,598.89       31       1,110,644.67       97      3,442,856.92
          ----------------------------------------------------------------------------------------------------------------------

    Total     6,435       290,886,768.22           160      6,275,431.22       91       3,622,340.03      156      6,052,257.87
          ======================================================================================================================

                                                                                                       REPORT DATE: June 7, 1999
                                                                                                       POOL REPORT #             8
                                                                                                       Page 3 of 6


                                                                          Repossession Analysis
                                                Active Repos            Reversal            Current Month
             Total Delinq.                      Outstanding            (Redemption)            Repos            Cumulative Repos
                       Principal                Principal              Principal             Principal            Principal
          #            Balance               #  Balance            #    Balance      #       Balance           #   Balance
          --------------------------------------------------------------------------------------------------------------------------

Non-Repos          270         11,035,928.64    137     4,914,100.48    -2    (84,222.58)   55  2,022,837.42   243     8,447,951.83

    Repos          137          4,914,100.48
          -----------------------------------

    Total          407         15,950,029.12
          ===================================

                  6.3%                 5.48%
          ===================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                         May-99

REPOSSESSION LIQUIDATION REPORT

                                               Liquidated
      Account      Customer                     Principal           Sales            Insur.       Total
       Number       Name                          Balance           Proceeds         Refunds      Proceeds
-------------------------------------------------------------------------------------------------------------
      1728393 STEPHEN L MYERS                    28,667.03          26,000.00       1,029.44    27,029.44
      1729896 ALVIN E SMITH                      30,458.08          29,000.00       1,121.44    30,121.44
      1731215 JASON K BOLIVAR                    37,242.18          36,600.00       1,816.14    38,416.14
      1737915 TERRY L BRAND                      27,252.91          26,000.00       1,822.62    27,822.62
      1739044 MARK WARD                          28,086.42          27,900.00         947.76    28,847.76
      1680420 ELADA J RESER                      17,379.83          16,700.00         121.86    16,821.86
      1682277 BEVERLY J MINCEY                   39,706.52          35,700.00       1,261.40    36,961.40
      1683606 STEPHANE S SMITH                   66,552.87          62,750.00         726.65    63,476.65
      1683689 FRANK T KERFOOT                    31,559.29          25,050.00           0.00    25,050.00
      1684612 JERRY W BELL                       20,836.73          23,500.00         993.83    24,493.83
      1685163 STEVE E LEWIS                      32,939.98          34,500.00         218.95    34,718.95
      1688647 ESTEBAN B SILVA                    33,271.93          32,000.00       2,493.10    34,493.10
      1696517 ERNEST BURKS 3                     11,070.79           5,000.00          99.14     5,099.14
      1699651 DENNIS WADE                        38,692.66          36,000.00       2,710.74    38,710.74
      1703891 EDDIE ALLEN JR                     21,038.55          20,500.00       1,077.09    21,577.09
      1708734 BONNIE G HADDEN                    18,039.37          17,900.00         211.81    18,111.81
      1657329 MADELINE A EVANS                   26,243.31          28,000.00         180.61    28,180.61
      1672674 WILLIAM K STAFFORD                 29,268.47          25,800.00          96.82    25,896.82
      1676725 EVELYN S PUCKETT                   26,460.96          25,400.00         147.38    25,547.38
      1679646 WENDY Y CORTEZ                     39,757.23          39,200.00         320.55    39,520.55
      1688407 CARLA K WILLIAMS                   36,326.75          35,050.00         154.41    35,204.41
      1719749 RALPH L SWEET                      53,265.81          50,500.00       3,179.52    53,679.52
      1742790 REBECCA R WILLIAMS                 70,007.19          64,750.00       3,875.77    68,625.77
      1745496 MARVIN E CAMPBELL                  39,086.27          39,400.00       1,112.36    40,512.36
      1746015 RONALD B COOK                      69,908.58          69,750.00         865.44    70,615.44


                                     =====================================================================
                                                873,119.71         832,950.00      26,584.83   859,534.83
                                     =====================================================================

                                                       Net                                    Net         Current
  Account        Customer          Repossession    Liquidation    Unrecov.  FHA Insurance   Pass Thru    Period Net  Cumulative
  Number           Name              Expenses       Proceeds      Advances     Coverage     Proceeds    Gain/(Loss)  Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------------
   1728393 STEPHEN L MYERS           5,455.00       21,574.44      1,840.10      0.00        19,734.34   (8,932.69)
   1729896 ALVIN E SMITH             5,545.00       24,576.44      2,693.48      0.00        21,882.96   (8,575.12)
   1731215 JASON K BOLIVAR           5,773.00       32,643.14      2,125.94      0.00        30,517.20   (6,724.98)
   1737915 TERRY L BRAND             5,455.00       22,367.62      2,374.81      0.00        19,992.81   (7,260.10)
   1739044 MARK WARD                 5,512.00       23,335.76      2,445.65      0.00        20,890.11   (7,196.31)
   1680420 ELADA J RESER             5,176.00       11,645.86      1,162.20      0.00        10,483.66   (6,896.17)
   1682277 BEVERLY J MINCEY          5,746.00       31,215.40      3,191.72      0.00        28,023.68  (11,682.84)
   1683606 STEPHANE S SMITH         10,322.50       53,154.15      6,027.14      0.00        47,127.01  (19,425.86)
   1683689 FRANK T KERFOOT           9,191.50       15,858.50      2,357.61      0.00        13,500.89  (18,058.40)
   1684612 JERRY W BELL              5,380.00       19,113.83      2,520.79      0.00        16,593.04   (4,243.69)
   1685163 STEVE E LEWIS             5,710.00       29,008.95      2,974.09      0.00        26,034.86   (6,905.12)
   1688647 ESTEBAN B SILVA           5,635.00       28,858.10      3,004.11      0.00        25,853.99   (7,417.94)
   1696517 ERNEST BURKS 3              400.00        4,699.14      1,211.95      0.00         3,487.19   (7,583.60)
   1699651 DENNIS WADE               5,755.00       32,955.74      2,893.63      0.00        30,062.11   (8,630.55)
   1703891 EDDIE ALLEN JR            5,290.00       16,287.09      1,637.00      0.00        14,650.09   (6,388.46)
   1708734 BONNIE G HADDEN           5,212.00       12,899.81      1,951.33      0.00        10,948.48   (7,090.89)
   1657329 MADELINE A EVANS          5,515.00       22,665.61      2,266.28      0.00        20,399.33   (5,843.98)
   1672674 WILLIAM K STAFFORD        5,449.00       20,447.82      2,352.66      0.00        18,095.16  (11,173.31)
   1676725 EVELYN S PUCKETT          5,437.00       20,110.38      2,389.11      0.00        17,721.27   (8,739.69)
   1679646 WENDY Y CORTEZ            5,851.00       33,669.55      3,195.80      0.00        30,473.75   (9,283.48)
   1688407 CARLA K WILLIAMS          9,491.50       25,712.91      1,908.16      0.00        23,804.75  (12,522.00)
   1719749 RALPH L SWEET             9,955.00       43,724.52      2,587.09      0.00        41,137.43  (12,128.38)
   1742790 REBECCA R WILLIAMS       10,382.50       58,243.27      3,215.97      0.00        55,027.30  (14,979.89)
   1745496 MARVIN E CAMPBELL         5,857.00       34,655.36      2,176.56      0.00        32,478.80   (6,607.47)
   1746015 RONALD B COOK            10,532.50       60,082.94      1,809.33      0.00        58,273.61  (11,634.97)
                                ==================================================================================
                                   160,028.50      699,506.33     62,312.51      0.00       637,193.82 (235,925.89) (887,201.55)
                                ================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                     May-99

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                             Original             Beginning             Beginning           Current
                Cert.                      Certificate           Certificate            Carryover          Principal
                Class                        Balances             Balances              Principal             Due
---------------------------------------------------------------------------------------------------------------------
A-1                                          238,335,000.00        212,219,903.99          0.00        (2,207,473.95)


A-1 ARM                                        6,023,152.00          5,813,516.11          0.00            (4,738.93)


M-1 Adjusted Certificate Balance              22,360,000.00         22,360,000.00          0.00                 0.00
M-1 Outstanding Writedown                                                    0.00

M-2 Adjusted Certificate Balance              14,374,000.00         14,374,000.00          0.00                 0.00
M-2 Outstanding Writedown                                                    0.00

B-1 Adjusted Certificate Balance              12,777,000.00         12,777,000.00          0.00                 0.00
B-1 Outstanding Writedown                                                    0.00

B-2 Adjusted Certificate Balance              25,554,561.00         25,554,561.00          0.00                 0.00
B-2 Outstanding Writedown                                                    0.00

                                       ------------------------------------------------------------------------------
Adjusted Certificate Balance                 319,423,713.00        293,098,981.10          0.00        (2,212,212.88)
Outstanding Writedown                                                        0.00
                                       ------------------------------------------------------------------------------
                                             319,423,713.00        293,098,981.10          0.00        (2,212,212.88)
                                       ==============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                     May-99

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                         Current          Ending                            Ending                   Principal Paid
                Cert.                   Principal        Carryover       Writedown        Certificate       Pool        Per $1,000
                Class                    Paid            Principal        Amounts          Balances        Factor      Denomination
----------------------------------------------------------------------------------------------------------------------------------
A-1                                (2,207,473.95)         (0.00)                       210,012,430.04     88.11649%       9.26206


A-1 ARM                                (4,738.93)          0.00                          5,808,777.18     96.44082%       0.78679


M-1 Adjusted Certificate Balance            0.00           0.00            0.00         22,360,000.00    100.00000%       0.00000
M-1 Outstanding Writedown                   0.00                           0.00                  0.00          0.00       0.00000

M-2 Adjusted Certificate Balance            0.00           0.00            0.00         14,374,000.00    100.00000%       0.00000
M-2 Outstanding Writedown                   0.00                           0.00                  0.00          0.00       0.00000

B-1 Adjusted Certificate Balance            0.00           0.00            0.00         12,777,000.00    100.00000%       0.00000
B-1 Outstanding Writedown                   0.00                           0.00                  0.00          0.00       0.00000

B-2 Adjusted Certificate Balance            0.00           0.00            0.00         25,554,561.00    100.00000%       0.00000
B-2 Outstanding Writedown                   0.00                           0.00                  0.00          0.00       0.00000

                                 ---------------------------------------------------------------------
Adjusted Certificate Balance       (2,212,212.88)         (0.00)           0.00        290,886,768.22
Outstanding Writedown                       0.00                           0.00                  0.00
                                 =====================================================================
                                   (2,212,212.88)         (0.00)           0.00        290,886,768.22
                                 =====================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                           May-99


CERTIFICATE INTEREST ANALYSIS

           Certificate          Remittance        Beginning       Current           Total          Interest         Ending
              Class                Rate            Balance        Accrual            Paid         Shortfall        Balance
                             ----------------------------------------------------------------------------------------------
A-1                               6.40000%          0.00      1,131,839.48      1,131,839.48           0.00           0.00
A-1  Carryover Interest                             0.00              0.00              0.00           0.00           0.00


A-1 ARM                           5.70250%          0.00         28,547.19         28,547.19           0.00           0.00
A-1 ARM  Carryover Interest                         0.00              0.00              0.00           0.00           0.00


M-1 Current Interest                7.415%          0.00        138,166.17        138,166.17           0.00           0.00
M-1 Carryover Interest                              0.00              0.00              0.00           0.00           0.00
M-1 Writedown Interest                              0.00              0.00              0.00           0.00           0.00
M-1 Carryover Writedown Int                         0.00              0.00              0.00           0.00           0.00

M-2 Current Interest                8.322%          0.00         99,683.69         99,683.69           0.00           0.00
M-2 Carryover Interest                              0.00              0.00              0.00           0.00           0.00
M-2 Writedown Interest                              0.00              0.00              0.00           0.00           0.00
M-2 Carryover Writedown Int                         0.00              0.00              0.00           0.00           0.00

B-1 Current Interest                8.650%          0.00         92,100.88         92,100.88           0.00           0.00
B-1 Carryover Interest                              0.00                 0                 0           0.00           0.00
B-1 Writedown Interest                              0.00              0.00              0.00           0.00           0.00
B-1 Carryover Writedown Int                         0.00              0.00              0.00           0.00           0.00

B-2 Current Interest                7.950%          0.00        169,298.97        169,298.97           0.00           0.00
B-2 Carryover Interest                              0.00              0.00              0.00           0.00           0.00
B-2 Writedown Interest                              0.00              0.00              0.00           0.00           0.00
B-2 Carryover Writedown Int                         0.00              0.00              0.00           0.00           0.00

Limited Guarantee

Service Fee                                         0.00        244,249.15        244,249.15           0.00           0.00

X Certificate                                 651,275.66        444,403.32        208,477.43     235,925.89     887,201.55

R
                                           --------------------------------------------------------------------------------

                                              651,275.66      2,348,288.85      2,112,362.96     235,925.89     887,201.55
                                           ================================================================================

                                                                       REPORT DATE: June 7, 1999
                                                                       POOL REPORT #          8

                                                                       Page 6 of 6

                                   Interest Paid
           Certificate              Per $1,000                 Cert.                 TOTAL
              Class                Denomination                Class              DISTRIBUTION
                                 ------------------------------------------------------------------
A-1                                         5.33333             A-1                   3,339,313.43
A-1  Carryover Interest

A-1 ARM                                     4.91049           A-1 ARM                    33,286.12
A-1 ARM  Carryover Interest

M-1 Current Interest                        6.17917             M-1                     138,166.17
M-1 Carryover Interest
M-1 Writedown Interest
M-1 Carryover Writedown Int

M-2 Current Interest                        6.93500             M-2                      99,683.69
M-2 Carryover Interest
M-2 Writedown Interest
M-2 Carryover Writedown Int

B-1 Current Interest                        7.20833             B-1                      92,100.88
B-1 Carryover Interest
B-1 Writedown Interest
B-1 Carryover Writedown Int

B-2 Current Interest                        6.62500             B-2                     169,298.97
B-2 Carryover Interest
B-2 Writedown Interest
B-2 Carryover Writedown Int

Limited Guarantee                                        Limited Guarantee

Service Fee                                                 Service Fee                 244,249.15

X Certificate                                                    X                      208,477.43

R                                                                R
                                                                              ---------------------

                                                                                      4,324,575.84
                                                                              =====================